                                                                  Exhibit 10.7

                              SAINTE CLAIRE PLAZA

                                LEASE AGREEMENT

                                 BY AND BETWEEN

                                 BR ASSOCIATES
                                     LESSOR

                                      AND

                  UB INFORMATION & CONSULTANCY SERVICES, INC.
                                     LESSEE


                           Dated as of 2nd July 1997
                                      --------------

                                     INDEX
                               Agreement of Lease


Assignment and Subletting ..................  9
Captions ................................... 13
Compliance with Laws .......................  8
Condemnation ...............................  9
Corporate Tenant ........................... 12
Damage or Destruction ......................  7
Default, Distress .......................... 10
Entire Agreement ........................... 13
Estoppel Certificate ....................... 11
Excessive Utilities ........................ 12
Holding Over ............................... 12
Improvements ...............................  8
Insurance ..................................  7
Late Charge ................................ 10
Lessee's Non-Performance ...................  8
Lessee's Property .......................... 10
Lessor's Access to Premises ................ 11
Miscellaneous .............................. 13
No Liens ................................... 10
No Waiver .................................. 11
Notices .................................... 12
Quiet Enjoyment ............................ 11
Remedies Cumulative ........................ 13
Rent .......................................  5
Repairs ....................................  7
Rights of Mortgage Holder .................. 11
Rules and Regulations ...................... 13
Security Deposit ........................... 12
Successors and Assigns ..................... 13
Term .......................................  5
Use of Premises ............................  5
Utilities and Other Services ...............  6
Vacation ................................... 11
Waiver of Breach ........................... 13
Waiver of Notice to Quit ................... 10


Exhibit A - "Premises"
Exhibit B- "Rules and Regulations"

                               AGREEMENT OF LEASE


     This Lease, dated the 2nd day of July, 1997, by and between WEST POINT REALTY, INC., Agent for BR Associates, a Pennsylvania general partnership (the "Lessor") and UB Information & Consultancy Services, Inc., a Delaware Corporation, (the "Lessee").

                                   WITNESSETH

That in consideration of the rents hereinafter agreed to be paid by Lessee to Lessor, and in consideration of the covenants in the manner hereinafter provided, Lessor does hereby lease and demise unto Lessee, and Lessee does hereby hire and take from Lessor, Suite 100, 1900, and 2100 consisting of 4,838 square feet of space, including common area allocation, on the 1st floor of the building known as Sainte Claire Plaza, located at 1121 Boyce Road, Pittsburgh, PA 15241, (the "Building") as more fully described on the plans attached hereto as Exhibit "A" (the "Premises"). The Premises include the right to use in common with others the lobbies, stairs, entrances, elevators, parking lot and other common areas of the Building. Lessor shall regulate parking, loading and unloading and use of the common areas, including designating and enforcing the use of specified areas for parking, and Lessee will at all times comply with such regulations.

     TO HAVE AND TO HOLD the above-described Premises, subject to the terms and conditions herein stated.

     AND IN CONSIDERATION OF THE LETTING AND HIRING OF SAID PREMISES, AS HEREINABOVE PROVIDED, THE PARTIES HEREBY COVENANT AND AGREE AS FOLLOWS:

     1. Term. The term of this Lease (the "Lease Term") will be for a period of 25 months, beginning on May 1, 1997 (the "Commencement Date") and ending on May 31, 1999 (the "Expiration Date"), unless it is terminated earlier under the express provisions of this Lease.

     2. Use of Premises. Lessee does hereby agree to use the Premises exclusively for office purposes and for no other purpose. Lessee will not conduct itself or permit its employees, agents or invitees to conduct themselves in the Premises or in the Building in a manner inconsistent with the character of the Building or which would interfere with the comfort and convenience of other tenants. Lessee will not install or operate in the Premises any electrically operated equipment or other machinery, other than typewriters and adding machines, and such other electrically operated office machinery and computer equipment normally used in modern offices, without first obtaining the prior written consent of the Lessor, and upon the payment by the Lessee of additional rent as compensation for such excess consumption of water and or electricity as may be occasioned by the operation of said equipment or machinery; nor shall the Lessee install any other equipment of any kind or nature whatsoever which will or may necessitate any changes, replacements or additions to or require the use of the water system, plumbing system, heating system, air conditioning system or the electrical system of the Premises without the prior written consent of the Lessor.

     3. Rent. Lessee does hereby agree to pay to West Point Realty at such address as it may from time to time specify, unless otherwise directed by BR Associates, rent for the Premises in the total amount of One Hundred Sixteen Thousand One Hundred Twelve and 00/100 ($116,112.00) Dollars payable, without further demand, monthly in advance, as follows:

     (a) $4,838.00 on May 1, 1997, and on the first day of each month thereafter, through and including April 30, 1998;


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

     (b) $4,838.00 on May 1, 1998, and on the first day of each month thereafter, through and including May 31, 1999;

     In the event the term of this Lease commences on a day other than the first business day of a calendar month, the Lessee shall pay to the Lessor, on or before the commencement date of the term, a pro rata portion of the monthly installment of rent, such pro rata portion to be based on the number of days remaining in such partial month after the commencement date of the term.

     4. Utilities and Other Services. As long as Lessee is not in default in the performance of its obligations under this Lease, Lessor will provide the following services and facilities:

     (a) air conditioning, ventilation and heating, as required by the season. Lessee agrees to cooperate fully with Lessor and to abide by all the regulations and requirements which Lessor may reasonably prescribe for the proper functioning and protection of the heating, ventilating and air conditioning systems;

     (b) maintenance and service of the public toilet rooms in the Building;

     (c) cleaning and maintenance of common areas in the Building, the parking lot and the grounds, including snow removal;

     (d) janitor service customary for the Building;

     (e) hot and cold water for lavatory facilities and drinking fountains; and

     (f) electricity and light-bulb replacement for the standard number and type of light fixtures installed in the Building and the Premises by Lessor and electricity for normal small office machines used during normal business days and hours. If Lessee desires to install any electrical equipment in addition to the aforesaid or an amount of equipment which is more than an ordinary executive office amount of such equipment, then the yearly minimum rent shall be appropriately increased to reflect the additional electric consumption caused thereby based upon an electrical survey procured by Lessor, at the expense of Lessee, provided, however, that nothing herein shall be construed to require Lessor to furnish such additional electric current.

     (g) Lessor shall not be liable for any interruption in or failure to furnish any utilities or other services when such interruption or failure is caused by acts of God, accidents, breakage, repairs, strikes, lockouts, other labor disputes, the making of repairs, alterations or improvements to the Premises, the Land, or the Building, the inability to obtain an adequate supply of fuel, steam, water, electricity, labor or other supplies, or by any other condition beyond Lessor's reasonable control, including, without limitation, any governmental energy conservation program, and Lessee shall not be entitled to any damages resulting from such failure nor shall such failure relieve Lessee of the obligation to pay the rent and additional rent reserved hereunder or constitute or be construed as a constructive or other eviction of Lessee. In the event any governmental entity promulgates or revises any statute, ordinance or building, fire or other code or imposes mandatory or voluntary controls or guidelines on Lessor, or the Land, or the Building or any part thereof, relating to the use or conservation of energy, water. gas, light, or electricity or the reduction of automobile or other emissions or the provision of any other utility or other service provided with respect to this Lease or in the event Lessor is required or elects to make alterations to any part of the Building or the Land in order to comply with such mandatory or voluntary controls or guidelines, Lessor may, in its sole discretion, comply with such mandatory or voluntary controls guidelines or make such alterations to the Building or the Land. Such compliance and the making of such alterations shall in no event entitle Lessee to any damages, relieve Lessee of the obligations to pay the full rent and additional rent


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

reserved hereunder or constitute or be construed as a constructive or other eviction of Lessee.

     5. Insurance. Lessee covenants and agrees to maintain, at Lessee's sole cost and expense, at all times during the Lease Term, public liability insurance for the Premises under which Lessor shall be named as an additional insured, properly protecting and indemnifying Lessor in an amount not less than $1,000,000 for personal injury (including death) to any one person, not less than $1,000,000 for personal injuries (including death) in any one accident, and not less than $1,000,000 for property damage.

     Lessee shall furnish Lessor with a certificate or certificates of insurance covering said insurance so maintained by Lessee, stipulating that such insurance shall not be canceled without thirty (30) days' written notice in advance to Lessor.

     Lessor will, at Lessor's expense, carry insurance against loss or damage to the Building and Lessee will, at Lessee's expense, carry insurance against loss or damage to the Lessee's improvements and personal property in the Premises. Lessor will not be liable for damage to Lessee's improvements or personal property or for resulting loss suffered to the business or occupation of Lessee.

     6. Damage or Destruction. If the Premises or any portion thereof shall be damaged by fire or any other casualty, such Premises or portion thereof shall, as soon as possible, be repaired and/or rebuilt in good workmanlike manner, so that the restored Premises are substantially similar to the construction at the time of the fire or other casualty, by and at the expense of Lessor (except for Lessee's improvements and personal property). Until the repairs and/or rebuilding shall have been completed, the rent shall be proportionately abated according to the part of the Premises which shall be rendered untenantable by reason of the fire or other casualty. However, if the Premises or the building shall be substantially or completely destroyed by FIRE OR ANY other casualty, then Lessor may, within sixty (60) days after the occurrence of the damage, cancel and terminate this Lease by giving notice to the Lessee and, if such notice shall be given, the Lease Term shall expire on the tenth day after such notice shall be given, with the same effect as if that day were the date herein specified for the expiration of the term, and Lessee shall vacate the Premises and surrender the same to Lessor. Lessor shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the Premises or the interruption in the use of the Premises, or the termination of this Lease by reason of the destruction of the Premises.

     7. Repairs.

     (a) Lessor will make, at its sole cost and expense, all repairs necessary to maintain the plumbing, air conditioning and electrical systems, windows, floors (excluding carpeting), and all other items which constitute a part of the Premises and are installed or furnished by Lessor, except repairs of Lessee's trade fixtures and property and installations which Lessee was obligated to make or which were performed by Lessor or others at Lessee's request provided, however, that Lessor will not be obligated for any such repairs until the expiration of a reasonable period of time after receipt of written notice from Lessee that such repairs are needed. In no event will lessor be obligated under this Paragraph to repair any damage caused by any act, omission or negligence of the Lessee or its employees, agents, invitees, licensees, subtenants, or contractors.

     (b) lessee will take good care of the Premises and the fixtures and appurtenances therein. Lessee will, at its sole cost and expense, repair and replace all damage or injury to the Premises and the Building and to fixtures and equipment caused by Lessee or its employees, agents, invitees, licensees, subtenants, or contractors, or as a result of all or any of them moving in or out of the Building or by installation or removal of furniture, fixtures or other property, which repairs and replacements will be in quality and class equal to the original, undamaged condition. If Lessee fails to make such repairs or replacements, the same may be made by Lessor and such expense will be collectible as additional rental and paid by Lessee within fifteen (15) days after rendition of a bill therefor.

     8. Compliance with Laws. Lessee agrees that Lessee will, during the Lease Term, or any extension or renewal thereof, at Lessee's own expense, observe and comply with all valid laws, orders, regulations, rules, ordinances and requirements of the Federal, State, County and other municipal governments, or any subdivision thereof, having jurisdiction over the Premises and of the Board of Fire Underwriters or any other body exercising similar functions. Lessee agrees to pay all costs, expenses, claims, fines, penalties and other losses that may arise out of or be imposed because of the failure of Lessee to comply therewith.

     Lessee may in good faith contest in Lessee's own name, or when necessary, in Lessor's name, but at Lessee's expense (and Lessor agrees in the latter case to sign any necessary or appropriate papers) the validity of any law, order, regulation, rules, ordinance or other requirement, or the applicability thereof to the Premises, and may postpone compliance therewith until after the end of such contest.

     9. Lessee's Non-Performance. In the event that Lessee shall be in default in the performance of any of the terms, covenants or provisions herein contained, Lessor may, but is not required to, immediately or at any times thereafter perform the same for the account of Lessee and any amount paid or expense or liability incurred by Lessor in the performance of the same shall be deemed to be additional rent payable by Lessee for the Premises and the same may, at the option of Lessor, be added to any fixed rent then due or thereafter falling due hereunder.

     10. Improvements.

     (a) Lessor will make, at its expense, the improvements to the Premises shown on the plans attached hereto as Exhibit "A". Lessor and Lessee will cooperate and use their best efforts to complete the improvements as quickly as possible.

     (b) Lessee shall not, without Lessor's prior written approval, make any additional alterations, rebuilding, replacement, changes, additions or improvements to the Premises.

     (c) Any such alterations, rebuilding, replacements, changes, additions and improvements made by Lessee shall be and become part of the realty, and upon expiration, forfeiture or termination of this Lease or any extension or renewal thereof, for any reason whatsoever, shall become the sole and absolute property of Lessor; provided, however, that Lessor shall have the right to require Lessee to remove all or any portion of such improvements from the Premises at the expiration of the Lease Term, at Lessee's sole expense. Upon removal, Lessee will restore Premises to the same condition as existed at the beginning of the Lease Term.

     (d) Lessee shall not, without the prior written consent of Lessor, remove, damage or destroy improvements, equipment or appurtenances and/or any part of them located in or upon the Premises at the commencement of the Lease Term or which Lessor may hereafter put in or upon the Premises.

     11. Assignment and Subletting.

     (a) References elsewhere herein to assignees or sub-lessees notwithstanding, Lessee may not assign this Lease nor sublet the whole or any part of the Premises nor permit any other person to occupy the whole or any part of the Premises without first obtaining the written consent of Lessor. Any attempted assignment or subletting by Lessee without Lessor's prior written consent will be void and will constitute a default under this Lease. The acceptance of rent from any other person will not be deemed to be a waiver of any of the terms, conditions, covenants and provisions of this Lease or to be a consent to the assignment of this Lease or the subletting of the Premises or any part thereof.

     (b) If this Lease is assigned or if the whole or any part of the Premises is sublet, Lessee will nevertheless remain fully liable for the performance of all obligations under this Lease to be performed by Lessee and Lessee will not be released therefrom in any manner. Any consent of Lessor to an assignment or subletting will not be deemed to waive the obligation to obtain Lessor's written consent to any further assignment or subletting.

     (c) In the event an order for relief is entered in favor of Lessee under the provisions of the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C.
Section 101 et seq. (hereinafter referred to as the "Bankruptcy Code"), this Lease may not be assigned by Lessee or any Trustee of Lessee unless this Lease is first assumed in accordance with the provisions of Section 365 of the Bankruptcy Code. At the time of such assumption, Lessee or Lessee's Trustee shall cure all defaults under this Lease, which, with respect to the curing of rent arrearages, shall require full payment therefor, in cash or cash equivalent, on or before the tenth day after the entry of an order of court approving such assumption, and Lessee or Lessee's Trustee shall provide adequate assurance of future performance by the assignee under this Lease, including, without limitation, the deposit with Lessor of a security deposit in an amount equivalent to the monthly rental due for the next succeeding three (3) months after the assumption. In the event this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be and remain the exclusive property of Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting Lessor's property under the preceding sentence not paid or delivered to Lessor shall be held in trust for the benefit of Lessor and be promptly paid or delivered to Lessor. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease and any amendments and/or rules and regulations relating thereto, on and after the date of such assignment.

     (d) In the event of any request by Lessee for approval of subletting or assignment hereunder, Lessee will pay Lessor's reasonable attorneys' fees for processing and reviewing all sublease or assignment documents, whether or not such subletting or assignment is approved.

     12. Condemnation. If the whole of the Premises is taken by any government or public authority under the Power of eminent domain, or conveyed in lieu thereof, then the Lease Term will cease from the day possession of the Premises is taken and the rent will be paid up to that day. In the event that less than the whole of the Premises is taken, Lessor will have the option, to be exercised within thirty (30) days of the date that possession of the part of the Premises is taken, to terminate this Lease and the rent will be paid up to the date of termination.


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

     If Lessor does not exercise said option, then this Lease will continue in full force and effect, except that the rent will be reduced to an amount bearing the same proportion to the rent before such taking or condemnation as the size of the Premises after such taking or condemnation bears to the size of the Premises before such taking or condemnation.

     The entire compensation award, both fee and leasehold, will belong to the Lessor without any deductions therefrom for any present or future estate of Lessee, and Lessee hereby assigns to Lessor all its right, title and interest to any such award. Lessee will, however, be entitled to such award as may be allowed for fixtures and other equipment installed by it, and any other compensation allowed under the laws of the Commonwealth of Pennsylvania, but only if such award or other compensation is in addition to the award for the land and Building containing the Premises.

     13. Default. Distress. In the event Lessee fails to pay rent when due or commits any other material event of default under this agreement, and such default shall continue for a period of thirty (30) days after Lessor provides Lessee with notice of said default in writing, Lessor is entitled to declare the rent for the remaining unexpired term immediately due and payable and may take any actions allowed by law to protect its interests hereunder, subject, however, to Lessee's right to defend its interests in a manner consistent with applicable law.

     14. Late Charge. In the event any installment of Monthly Rental or Additional Rental becomes overdue for a period in excess of ten (10) days, a "Late Charge" in the amount of five percent (5%) per month of such overdue installment shall be charged to Lessee by Lessor for the purpose of defraying the expenses incurred in handling such delinquent payments, which Late Charge will be payable monthly on the same day of the month as installments of monthly rental, until such overdue installment is paid. This charge will be in addition to, and not in lieu of, any other remedy Lessor may have and is in addition to any reasonable fees and charges of any agents or attorneys which Lessor is entitled to employ on any default hereunder, whether authorized herein, or by law.

     15. Waiver of Notice to Quit. "Lessee hereby accepts notice to quit, remove from and surrender up possession of the Premises to Lessor, its successors or assigns, at the end of the Lease Term consistent with Paragraph 1 hereof, all further notices being hereby waived. This waiver of notice to quit is to apply at the Expiration Date".

     16. Lessee's Property. Lessee hereby undertakes and agrees to remove all equipment and fixtures placed or installed in the Premises by Lessee prior to the expiration or other termination of this Lease or any renewal thereof, and, at its sole expense, to repair any and all damage to the Premises which shall have been occasioned either by the installation or the removal thereof. Any and all such equipment and fixtures which shall remain in the Premises more than thirty (30) days after the termination of this Lease, shall be deemed abandoned by Lessee and shall become the sole property of Lessor.

     17. No Liens. In case there shall at any time be filed against the Premises any mechanic's or materialman's lien (with the exception of any lien filed for work done or for material's supplied at the request of Lessor, in which case Lessor shall promptly cause such lien to be discharged), Lessee will, within ten
(10) days after it shall have received notice thereof, cause said lien to be discharged either by paying the amount claimed or by bonding or otherwise.

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
     18. Vacation. At the expiration or other termination of the Lease Term, Lessee shall vacate and surrender to Lessor full and actual possession of the Premises in a good state of repair, damage by the elements and ordinary wear and tear excepted.

     19. Quiet Enjoyment. Lessor hereby covenants that Lessee, upon payment of the rent as herein reserved and performing all the covenants and agreements herein contained on the part of Lessee, shall and may peaceably and quietly have, hold and enjoy the Premises hereby demised.

     20. No Waiver. The receipt of any rent by Lessor, whether the same be that originally reserved or that which may be payable under any of the covenants, or agreements herein contained or any portion thereof, shall not be deemed to operate as a waiver of the rights of Lessor to enforce the payment of rent previously due or which may thereafter become due, to forfeit any of the remedies reserved by Lessor hereunder, and the failure of Lessor to enforce any covenants or conditions concerning which Lessee shall be guilty of a breach or be in default shall not be deemed to avoid the right of Lessor to enforce the same or any other conditions or covenants on the occasion of any subsequent breach or default.

     21. Lessor's Access to Premises. Subject to the security regulations of any government authority, Lessee agrees that it will permit Lessor to have free access to the Premises, on reasonable notice to Lessee, for the purpose of inspecting the same or making repairs that Lessee may neglect or refuse to make in accordance with the provisions of this Lease, and also for the purpose of showing the Premises to prospective tenants or purchasers and representatives of governmental agencies, insurance carriers and lending institutions.

     22. Estoppel Certificate. At any time, and from time to time, upon the written request of Lessor or any Mortgagee, Lessee, within ten (10) days of the date of such written request, agrees to execute and deliver to Lessor and/or such Mortgagee without charge and in a form satisfactory to Lessor and/or such Mortgagee, a written Estoppel Certificate, provided it is reasonable, factually accurate and does not materially impair its rights under the Lease.

     23. Rights of Mortgage Holder.

     (a) This Lease and all its terms, covenants and conditions are, and each of them is, subject and subordinate to any and all mortgages and to mortgage notes, bonds and judgments, entered thereon, now or hereafter placed upon the Premises and/or upon the Building to the same effect as if any such mortgage and/or accompanying note, bond or judgment thereon had been fully executed and recorded before the execution of this Lease, it being the intent of this Paragraph that any such mortgage, whether a first or second mortgage, placed upon the Premises, and/or upon the Building, shall be a valid lien upon both and legal and equitable title to the Premises, and/or Building, as if this Lease were not in existence. Lessee agrees to execute and deliver, upon demand, such further instruments subordinating this Lease to the lien of such mortgage or mortgages as Lessor or any Mortgagee may request, within five (5) days after written notice to do so.

     (b) In the event of any act or omission by Lessor which would give Lessee the right to terminate this Lease or to claim a partial or total eviction, Lessee shall not exercise any such right until (i) it has notified in writing the holder of any mortgage on the land or building, if the name and address of such holder shall previously have been furnished by a written notice to Lessee, of such act or omission, and (ii) a

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

reasonable period for remedying such act or omission shall have elapsed following the giving of such notice, provided such holder, with reasonable diligence, shall have commenced and continued to remedy such act or omission or to cause the same to be remedied. During the period between the giving of such notice and the remedying of such act or omission, the base rent, and any additional rent due hereunder shall be abated and apportioned to the extent that any part of the Premises shall be untenantable.

     24. Holding Over. If Lessee retains possession of the Premises or any part thereof after the termination of the term of this Lease by lapse of time or otherwise, Lessee will pay to Lessor rent at two hundred percent of the monthly rental specified in paragraph 3 hereof, for each month or portion thereof Lessee remains in possession, and, in addition thereto, will pay Lessor all damages sustained by reason of Lessee's retention of possession. Lessee will be deemed to be a tenant-at will and there will be no renewal of this Lease by operation of law.

     25. Security Deposit. Lessor acknowledges receipt upon the execution hereof from Lessee the sum of N/A Dollars to be held as collateral security for the payment of any rentals and other sums of money payable by Lessee under this Lease, and for the faithful performance of all other covenants and agreements of Lessee hereunder; the amount of said deposit, without interest, to be repaid to Lessee after the termination of this Lease and any renewal thereof, provided Lessee shall have made all such payments and performed all such covenants and agreements. Upon any default by Lessee hereunder, all or part of said deposit may, at Lessor's sole option, be applied on account of such default, and thereafter Lessee shall promptly restore the resulting deficiency in said deposit to be held in escrow or in trust and said deposit shall be deemed to be the property of Lessor. The Lessee may not offset the security deposit against any rental payment due hereunder.

     26. Corporate Tenant. If Lessee is a corporation, each individual executing this lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     27. Excessive Utilities. Lessee covenants that its utility needs are ordinary and usual requirements of typical business tenants and that it will not require substantially greater utility service; in such case the Lessee shall, at its expense, pay for any extra utility service.

     28. Notices. All notices required or desired to be given hereunder shall be in writing and shall for the purpose of this Lease be deemed to have been duly given:

     (a) To Lessor if a Copy thereof be mailed by registered or certified mail, postage prepaid, addressed to West Point Realty, Inc., Suite 2500 Saint Clair Plaza, 1121 Boyce Road, Pittsburgh, PA 15241, or to such other address as Lessor may from time to time designate in writing to Lessee.

     (b) To Lessee if a copy thereof be mailed by registered or certified mail, postage prepaid, addressed to Lessee at the Premises or to such other address as Lessee may from time to time designate in writing to Lessor.

     All notices served by prepaid registered or certified mail as aforesaid shall be effective on the date they are so mailed.

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
     29. Successors and Assigns. The covenants, agreements and conditions contained in this Lease shall run with the land and the Premises hereby leased and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     30. Entire Agreement. This Lease contains the entire agreement of the parties hereto with respect to the letting and hiring of the Premises and such Lease may not be amended, modified, released, surrendered or discharged, in whole or in part, except by an instrument in writing signed by all of the parties hereto, their successors or assigns.

     31. Captions. The captions of the Paragraphs of this Lease are used solely for convenience of reference and shall not control or affect the meaning or interpretation of any provision of this Lease.

     32. Waiver of Breach. The waiver of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or of any other term, covenant or condition herein contained. The subsequent acceptance of rent due hereunder or any or all other monetary obligations of Lessee hereunder, whether or not denoted as rent hereunder, by Lessor will not be deemed to be a waiver of any breach by Lessee of any term, covenant or condition of this Lease, regardless of Lessor's knowledge of such breach at the time of acceptance of such rent.

     33. Remedies Cumulative. Mention in this Lease or institution of any particular remedy will not preclude any other remedies under this Lease, or now or hereafter existing at law or in equity or by statute.

     34. Miscellaneous. As used in this Lease and when required by the context, each number (singular or plural) includes all numbers, each gender includes all genders and the word "it" includes any appropriate pronoun as the context requires.

     35. Rules and Regulations. The Rules and Regulations of the Building, attached hereto as Exhibit "B", as modified from time to time, shall constitute material covenants and conditions, and are hereby made a part of this Lease.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound have executed this Agreement on the day and year first above written.

                                       LESSOR:
ATTEST:                                WEST POINT REALTY, INC., Agent
                                       for BR Associates

/s/ HEIDI R. SHIRING                   By /s/ DANIEL F. KILANEN
   --------------------                      --------------------------
    Heidi R. Shiring

                                       LESSEE:

WITNESS/ATTEST:                        UB Information & Consultancy
                                       Services, Inc.
/s/ HEIDI R. SHIRING
   --------------------                By /s/  KEITH STEVENSON
    Heidi R. Shiring                         ---------------------------
                                               Keith Stevenson
                                             ---------------------------
                                               Director Personnel & Admin.
                                               2nd July 1997

                                  EXHIBIT "A"


                                   Suite 2100
                                   ----------

                         26 ft. X 52 ft. = 1352 sq. ft.


                                   Suite 100
                                   ---------

                         77 ft. X 26 ft. = 2002 sq. ft.
                         11 ft. X 12 ft. =  132 sq. ft.
                                           ------------
                             Total         2134 sq. ft.


                                   Suite 1900
                                   ----------

                         26 ft. X 52 ft. = 1352 sq. ft.


                           Suite 2100 = 1352 sq. ft.
                           Suite  100 = 2134 sq. ft.
                           Suite 1900 = 1352 sq. ft.
                                        ------------
                             Total      4838 sq. ft.
                                        ============

                                  EXHIBIT "B"

                             RULES AND REGULATIONS

1. DEFINITIONS: Wherever in the Lease or in these Rules and Regulations the word "LESSEE" is used, it shall be taken to apply to and include the Lessee and its agents, employees, invites, licensees, subtenants and contractors, and is to be deemed of such number and gender as the circumstances require. The word "Premises" is to be taken to mean and include the space covered by this Lease. The word "Lessor" shall be taken to include the employees and agents of Lessor.

2. OPERATIONS: The streets, sidewalks, entrances, halls, passages, elevators, stairways and other common areas provided by Landlord shall not be obstructed by Lessee, or used by Lessee for any other purpose than for ingress and egress.

3. WASHROOMS: Toilet rooms, water closets and other water apparatus shall not be used for any purposes other than those for which they were constructed.


4. TELEPHONES: If Lessee desires to install telephones or electric wires, the Lessor will direct where and how the same are to be placed. No wires shall be run in any part of the Building excepting by or under the direction of Lessor. The attaching of wires to the outside of the Building is absolutely prohibited.

5. INSURANCE REGULATIONS: Lessee will not do or permit anything to be done, keep or permit anything to be kept, in the Premises, which would increase or tend to increase the risk of fire or the fire or other casualty insurance rate on the Building or the property therein, or which would result in insurance companies of good standing refusing to insure the building or any such property in amounts reasonably satisfactory to Lessor, or which would conflict with the regulations of the Fire Department or with the fire laws, or with any insurance policy on the Building or any part thereof, or which would in any way conflict with any law, ordinance, rule or regulation affecting the occupancy and use of the Premises, which are or may hereafter be enacted or promulgated by any public authority or by the Board of Fire Insurance Underwriters, or any equivalent body. In the event that any use of the Premises by Lessee increases such cost of fire or other casualty insurance, Lessee will pay such increased cost to Lessor on demand, but any demand or acceptance of such payment will not be construed as a consent by Lessor to Lessee's use or limit Lessor's further remedies under the Lease.

6. GENERAL PROHIBITIONS: In order to insure proper use and care of the Premises, Lessee shall not:

        (a)  Keep animals or birds in the Premises.

        (b)  Use the Premises or any rooms therein as sleeping apartments.

        (c) Allow any sign, advertisement, or notice to be fixed to the Building, inside or outside, without Lessor's written consent.

        (d) Make improper noises or disturbances of any kind, sing, play or operate any musical instrument, without consent of Landlord, or otherwise do anything which would disturb other Tenants or tend to injure the reputation of the building.

        (e) Mark or defile elevators, water-closets, toilet rooms, walls, windows, doors or any other part of the Building.

        (f) Place anything on the outside of the Building, including roof setbacks, window ledges and other projections or drop any-thing from the windows, stairways or parapets; or place trash or other matter in the halls, stairways, elevators or light wells of the Building.

        (g) Cover or obstruct any window, skylight, door or transom that admits light, except with building standard window coverings.

        (h) Fasten any article, drill holes, drive nails or screws into the walls, floors, woodwork, window frames, or partitions of the Premises or the Building; nor shall the same be painted, papered or otherwise covered or in any way marked or broken without the prior consent of Lessor.

        (i) Operate any machinery, manufacture any commodity, or prepare, dispense, sell or permit to be sold any foods or beverages, whether by vending or dispensing machines or otherwise, or ice, tobacco, drugs, flowers, or other commodities or articles- without the consent of Lessor.

        (j)  Interfere with the heating or cooling apparatus.

        (k) Allow anyone but Lessor's janitor to clean the Premises. Lessor shall not be responsible for damage to furniture or other property of Lessee caused by the janitor or any other person.

        (l) Leave the Premises without locking doors, stopping all office machines, and extinguishing all lights.

        (m) Install or hang any shades, drapes, blinds or other window treatment, except as may be approved by the Landlord, in its sole discretion.

        (n)  Use any heating device without permission of Lessor.

        (o) Install call boxes, or any kind of wire in or on the Premises or the Building without Lessor's permission and direction.

        (p) Change existing locks or the mechanism thereof on any doors to or in the Premises, or attach or permit to be attached additional locks or similar devices to any door or window of the Premises. If additional locks are required, Lessor will provide them at Lessee's expense. Duplicate keys shall not be made for any door except for those made and provided by Lessor. Lessor will provide replacements for lost keys only upon payment by Lessee of $5.00 for each replacement key. Lessee shall maintain a written record of all persons to whom Lessee has delivered keys. Upon the termination of employment of any employee to whom Lessee has delivered keys, Lessee will cause such employee to return the keys to the Lessee. If Lessee fails to obtain such keys, Lessee will immediately notify Lessor, and Lessor will change the locks to which such employee kept keys, at Lessee's sole expense. Upon termination of the Lease or of

             Lessee's possession of the Premises, Lessee will surrender all keys to the Premises and the Building. If Lessee fails to surrender all keys, Lessee will be solely responsible for the cost of changing locks to the Building and the Premises.

        (q) Give his employees or other persons permission to go upon the roof of the Building without the written consent of Lessor.

        (r)  Place door mats in public corridors without the consent of Lessor.

        (s)  Use passenger elevators for freight during normal business hours.

        (t) Schedule, nor will Lessor receive, deliver or accept freight for Lessee other than during normal business hours, or at such other times designated by Lessor.

        (u) Use the Premises for housing accommodations, or use any illumination, other than electric light, or use or permit to be brought into the Building any flammable oils or fluids such as gasoline, kerosene, naphtha, and benzine, or any explosive, radioactive materials or other articles hazardous to life, limb or property.

        (v) Display at any time festive lighting in any window. Artificial Christmas trees and decorations only will be permitted.

        (w) Keep the doors to the corridors open except when in use for ingress and egress; nor place or allow anything to be placed against or near the doors to the corridors which may diminish the light in or be unsightly from the corridors.

7. ALTERATIONS: Lessor reserves the right to make any and all alterations to the Premises which may be required by Lessee, the expense of such alterations to be paid by Lessee.

8. OTHER LESSEES: Lessor shall not be responsible to Lessee for any non-observance of rules and regulations by any other Lessee.

9. PARKING: Lessee will park only in those areas designated for parking and will do so within the lined spaces designated therefor. The parking areas adjacent to the Building shall at all times be subject to the exclusive control and management of Lessor and Lessor reserves the right to close temporarily any or all portions of said parking areas, and to make such other reasonable rules and regulations as, in the judgment of Lessor, may from time to time be needful for the safety, appearance, care and cleanliness of said parking areas and for the preservation of good order thereon. Lessor shall not be responsible for any violation of rules and regulations covering said areas by other Lessees.

10. PUBLICITY: Lessee will not advertise the business, profession or activities, of Lessee conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association pertaining to such business, profession or activities, and will not use the name of the Building for any purpose other than to state the business address of the Lessee, and Lessee will never use any picture or likeness of the Building in any circulars, advertisements or correspondence without Lessor's prior written consent. Lessor will also have the right to prohibit any advertising by Lessee which in its opinion, tends to impair the reputation of the Building or its desirability as a commercial office building; and upon written notice from Lessor, Lessee will refrain from or discontinue such advertising.

11. BUSINESS MACHINES: Business machines and mechanical equipment which cause vibration, noise, cold or heat that may be transmitted to Building structure, or to any leased space outside the Premises shall be placed and maintained by Tenant, at its sole cost and expense, in settings of cork, rubber, or spring type vibration eliminators sufficient to absorb and prevent such vibration, noise, cold or heat. No business machines or mechanical equipment which require unusually large amounts of electricity shall be used or installed in the Premises without Landlord's prior written consent.

12. MOVEMENT OF EQUIPMENT: Landlord reserves the right to designate the time and method whereby freight, small office equipment, furniture, safes and other like articles may be brought into, moved in or removed from the Building or the Premises, and to designate the location for temporary disposition of such items. In no event shall any of the foregoing items be taken from Lessee's Premises for the purpose of removing same from the Building without the express consent of Lessor.

13. PUBLIC ENTRANCE: Landlord reserves the right to exclude the general public from the Building upon such days and at such hours as in the Landlord's judgment will be for the best interest of the Building and its Lessees. Lessee is responsible for the custody and control of the Building when Lessee is in the Building during other than normal business hours.

14. RESERVED RIGHTS TO LANDLORD: Without abatement or diminution in rent, Landlord reserves and shall have the following additional rights:

        (a) To change the name or street address of the Building and the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilet or other public parts of the Building, provided that such acts shall not unreasonably interfere with Lessee's use and occupancy of the Premises as a whole;

        (b) To install and maintain a sign or signs on the exterior of the Building;

        (c) To have access for Lessor to inspect the Premises at any reasonable time, and in case of emergency, to enter the Premises at any time;

        (d) To designate all sources furnishing sign painting and lettering, ice, drinking water, towels and toilet supplies, and other like services used on the Premises;

        (e) At any time or times Lessor, either voluntarily or pursuant to governmental requirement, may, at Lessor's own expense, make repairs, alterations, or improvements in or to the Building or any part thereof, and during such alterations, may close entrances, doors, windows, corridors, elevators or other facilities, provided that such acts shall not unreasonably interfere with Lessee's use and occupancy of the Premises as a whole;

        (f)  To erect, use and maintain pipes and conduits in and through the
             Premises:

        (g) During the last six (6) months of the term, if during or prior to that time the Lessee vacates the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for re-occupancy;

        (h)  To constantly have pass keys to the Premises;

        (i) To grant to anyone the exclusive right to conduct any particular business or under taking in the Building;

        (j) To take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or Lessor's interests, or as may be necessary or desirable in the operation of the Building. Lessor may enter upon the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Lessee's use or possession and without being liable in any manner to the Lessee.

15. REGULATION CHANGE: Lessor shall have the right to make such other and further reasonable rules and regulations as time be needed for the safety, appearance, care and cleanliness of the Building and for the preservation of good order therein.